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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 8, 2002



                                PERCEPTRON, INC.
             (Exact name of registrant as specified in its charter)



          Michigan                         0-20206              38-2381442
(State or other jurisdiction of     (Commission File No.)      (IRS Employer
       incorporation)                                        Identification No.)


               47827 Halyard Drive, Plymouth, Michigan 48170-2461
                    (Address of principal executive offices)

                                 (734) 414-6100
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Previous Independent Accountants

         After a competitive bid process, on March 8, 2002, Perceptron, Inc. (the "Company"), after approval by the Audit Committee and the Board of Directors of the Company, dismissed PricewaterhouseCoopers LLP ("PwC") as the Company's independent accountants.

         The audit reports of PwC on the Company's consolidated financial statements for the fiscal years ending June 30, 2001 and June 30, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the fiscal years ended June 30, 2001 and 2000 and through March 8, 2002, there have been no disagreements with PwC on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their report on the financial statements for such years. Additionally, during the two most recent fiscal years and through March 8, 2002, there were no reportable events as defined in Item 304 (a)(1)(v) of Regulation S-K.

         PwC has furnished the Company with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements made by the Company. A copy of such letter, dated March 13, 2002, is filed as Exhibit 16 to this Current Report on Form 8-K.

(b) New Independent Accountants

         After approval by the Board of Directors of the Company, the Company engaged Grant Thornton LLP ("Grant Thornton") as its new independent accountants as of March 8, 2002.

         During the Company's two most recent fiscal years and through March 8, 2002, the Company has not consulted with Grant Thornton regarding (i) the application of accounting principles to a specified transaction either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

Exhibit Reference Number              Exhibit Description

              16 Letter from PricewaterhouseCoopers LLP regarding change in certifying accountant.*
-------------------
* Filed herewith



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PERCEPTRON, INC.



Date:    March 13, 2002             By:  /s/ John J. Garber
                                         --------------------------------
                                           Name:  John J. Garber
                                           Its: Vice President and Chief
                                                Financial Officer





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                                  EXHIBIT INDEX

Exhibit
Number              Exhibit

16 Letter from PricewaterhouseCoopers LLP regarding change in certifying accountant.